LIQUID CASH TRUST
 A Portfolio of Money Market Obligations Trust


PROSPECTUS/PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Liquid Cash Trust , a portfolio of Money Market Obligations Trust, will hold a special meeting of shareholders of Liquid Cash Trust on April 4, 2008. IT IS IMPORTANT FOR YOU TO VOTE ON THE ISSUE DESCRIBED IN THIS PROSPECTUS/PROXY STATEMENT. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on these changes.

WHAT IS THE ISSUE I AM BEING ASKED TO VOTE ON?

A proposed Reorganization which would combine the assets of Liquid Cash Trust with the assets of Government Obligations Fund, a portfolio of Money Market Obligations Trust.

WHY IS THE REORGANIZATION BEING PROPOSED?
The Board of Trustees has determined that the Reorganization is in the best interest of Liquid Cash Trust and its shareholders.

Liquid Cash Trust's assets have steadily declined since 2001 as its original client base has moved toward other investment alternatives. The Reorganization will provide shareholders of Liquid Cash Trust with a larger, more viable fund that has lower total annual operating expenses (before waivers, reimbursement and reductions), but slightly higher net expenses. The Reorganization also will provide shareholders of Liquid Cash Trust with comparable investment policies and strategies, as well as access to a more broadly diversified portfolio of securities. In the Reorganization, owners of shares of Liquid Cash Trust will receive an equivalent net asset value of Institutional Shares of Government Obligations Fund.


HOW WILL THE REORGANIZATION AFFECT MY INVESTMENT?

{circle}The Funds have similar investment objectives: Liquid Cash Trust and Government Obligations Fund both seek to provide stability of principal and current income consistent with stability of principal. Both Funds are permitted to invest primarily in a portfolio of short-term U.S. Treasury and government agency securities, including repurchase agreements collateralized fully by U.S. Treasury and government agency securities. In practice, the portfolios of the Funds have been structured differently, with Liquid Cash Trust investing all or substantially its entire portfolio in overnight repurchase agreements, and maintaining a shorter weighted average maturity than Government Obligations Fund.
{circle}The cash value of your investment will not change. You will receive
   Institutional shares of Government Obligations Fund with a total dollar value equal to the total dollar value of the Liquid Cash Trust shares that you own at the time of the Reorganization.
{circle}The Reorganization will be a tax-free transaction.

HOW DO I VOTE MY SHARES?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. Please note that if you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote;
2. sign and return the Proxy Card without indicating a preference, your vote will be cast "for" the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet. Please refer to your ballot for the appropriate VRU telephone number and Internet address.

WHAT SHOULD I DO IN CONNECTION WITH THE REORGANIZATION?
You need not and should not do anything for the Reorganization except vote your shares today. If approved, the Reorganization will take place automatically, and your Liquid Cash Trust shares will automatically be exchanged for Institutional Shares of Government Obligations Fund. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Fund's portfolio.


WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROSPECTUS/PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials
                      carefully and vote FOR the proposal.

                         MONEY MARKET OBLIGATIONS TRUST
                               LIQUID CASH TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 4, 2008

TO SHAREHOLDERS OF LIQUID CASH TRUST, a portfolio of Money Market Obligations Trust ("MMOT").

A special meeting of the shareholders of Liquid Cash Trust will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on April 4, 2008, for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Government Obligations Fund, a portfolio of MMOT, would acquire all of the assets of Liquid Cash Trust in exchange for Institutional Shares of Government Obligations Fund to be distributed pro rata by Liquid Cash Trust in complete liquidation and termination of Liquid Cash Trust; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed February 11, 2008 as the record date for determination of shareholders entitled to vote at the special meeting.

                                                 By Order of the Board of
                                                 Trustees,

                                                  /s/ John W. McGonigle

                                                 John W. McGonigle

                                                 Secretary




February 15, 2008



YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PROSPECTUS/PROXY STATEMENT

                               FEBRUARY 15, 2008

                          ACQUISITION OF THE ASSETS OF

                               LIQUID CASH TRUST
                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania  15237-7000
                         Telephone No:  1-800-245-5000

                 BY AND IN EXCHANGE FOR INSTITUTIONAL SHARES OF

                          GOVERNMENT OBLIGATIONS FUND
                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-245-5000



      This Prospectus/Proxy Statement describes the proposal whereby Liquid Cash Trust, a portfolio of Money Market Obligations Trust ("MMOT" or "Trust"), would transfer all of its assets to Government Obligations Fund, also a portfolio of MMOT, in exchange for Institutional Shares of Government Obligations Fund (the "Reorganization"). Government Obligations Fund will be the accounting survivor in the Reorganization. Government Obligations Fund Institutional Shares will be distributed pro rata by Liquid Cash Trust to its shareholders in complete liquidation and dissolution of Liquid Cash Trust. As a result of the Reorganization, each owner of Liquid Cash Trust will become the owner of Government Obligations Fund Institutional Shares having a total net asset value ("NAV") equal to the total NAV of his or her holdings in Liquid Cash Trust on the date of the Reorganization (the "Closing Date").

      The Board of Trustees (the "Board") of the Trust has determined that a reorganization of Liquid Cash Trust into Government Obligations Fund is in the best interest of Liquid Cash Trust and its shareholders because Liquid Cash Trust's assets have steadily declined since 2001 as its original client base has moved toward other investment alternatives. The Reorganization will provide shareholders of Liquid Cash Trust with a larger, more viable fund that has lower total annual operating expenses (before waivers, reimbursement and reductions), but slightly higher net expenses under both contractual and voluntary waivers, without a significant change in investment parameters.

      Each of Liquid Cash Trust and Government Obligations Fund (each a "Fund" and collectively the "Funds") pursues its investment objective by investing in a portfolio of short-term U.S. Treasury and government agency securities, including repurchase agreements collateralized fully by U.S. Treasury and government agency securities. Liquid Cash Trust additionally is permitted to make loans of federal funds to federally insured depository institutions. In practice, the portfolios of Liquid Cash Trust and Government Obligations Fund historically have been structured differently. Liquid Cash Trust historically has maintained a 1-7 day weighted average maturity, while Government Obligations Fund historically has maintained a weighted average maturity up to 60 days. In addition, Liquid Cash Trust historically has invested all or substantially its entire portfolio in overnight repurchase agreements, while Government Obligations Fund historically has invested between 50% to 85% of its assets in repurchase agreements. Due to the small size of Liquid Cash Trust, its ability to invest in federal funds is diminishing. In addition, investments by Liquid Cash Trust in term repurchase agreements are limited due to the Fund's small asset size.

      Liquid Cash Trust was structured to qualify as a permissible investment for national banks, federal savings associations ("FSAs") and federal credit unions ("FCUs"), and its investments are limited accordingly. Government Obligations Fund also qualifies as a permissible investment for each of these institutions, subject to certain percentage limitations. Specifically, an FSA may invest a maximum of 15% of total capital in Government Obligations Fund, and a national bank may invest a maximum of 10% of capital and surplus in Government Obligations Fund. An FCU is not subject to such a percentage limitation with regard to its investment in Government Obligations Fund. For a comparison of the investment policies and objectives of the Funds, see "Summary -- Comparison of Investment Objectives, Policies and Limitations." Information concerning Government Obligations Fund Institutional Shares, as compared to the shares of Liquid Cash Trust, respectively, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Description of Government Obligations Fund Institutional Shares and Capitalization."

      The investment adviser for both Funds is Federated Investment Management Company ("FIMC" or "Adviser"). The Board and the Liquid Cash Trust's Adviser believe that the Reorganization is in the best interests of Liquid Cash Trust and its shareholders.

      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for Government Obligations Fund Institutional Shares dated September 30, 2007, which is incorporated herein by reference. A Statement of Additional Information ("SAI") dated September 30, 2007 as well as an SAI dated February 15, 2008 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. A Prospectus and SAI dated September 30, 2007 for Liquid Cash Trust are also incorporated herein by reference. Further information about the performance of Government Obligations Fund Institutional Shares is contained in its Annual Report dated July 31, 2007, which is incorporated herein by reference. Further information about Liquid Cash Trust's performance is contained in its Annual Report dated July 31, 2007, which is incorporated herein by reference. Copies of these materials and other information about Government Obligations Fund and Liquid Cash Trust may be obtained without charge by writing to or calling Government Obligations Fund at the address and telephone number shown on the previous page.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.


      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                               TABLE OF CONTENTS

                                                                            PAGE

SUMMARY.........................................................................

  REASONS FOR THE PROPOSED REORGANIZATION.......................................
  TAX CONSEQUENCES..............................................................
  COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.................
  COMPARISON OF RISKS...........................................................
  PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING
  SHARES.......................................................................8
  COMPARATIVE FEE TABLES.......................................................9
  COMPARISON OF POTENTIAL RISKS AND REWARDS:  PERFORMANCE INFORMATION...........
  FINANCIAL HIGHLIGHTS........................................................13
  INVESTMENT ADVISER............................................................
  ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES..............
  PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES..................................
  DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO
  HOLDINGS DISCLOSURE POLICIES..................................................

INFORMATION ABOUT THE REORGANIZATION............................................

  DESCRIPTION OF THE PLAN OF REORGANIZATION.....................................

DESCRIPTION OF GOVERNMENT OBLIGATIONS FUND INSTITUTIONAL SHARES AND
CAPITALIZATION


FEDERAL INCOME TAX CONSEQUENCES.................................................


COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS...................................

  WHERE TO FIND ADDITIONAL INFORMATION........................................22
  LEGAL PROCEEDINGS...........................................................22

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING............................

  PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING.............................
  SHARE OWNERSHIP OF THE FUNDS..................................................
  INTERESTS OF CERTAIN PERSONS..................................................

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................26

FORM OF AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A).....................A-1

                                    SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A. The Prospectus for Government Obligations Fund Institutional Shares accompanies this Prospectus/Proxy Statement.


REASONS FOR THE PROPOSED REORGANIZATION



      Both Funds are portfolios of the Trust. The Board has determined that the Reorganization is in the best interests of the Liquid Cash Trust shareholders because Liquid Cash Trust's assets have steadily declined since 2001 as its original client base has moved toward other investment alternatives. At July 31, 2007, the assets in Liquid Cash Trust were $101.6 million, representing a 78% decrease from $465.9 million at July 31, 2001. At July 31, 2007, the assets of Government Obligations Fund were approximately $14 billion. The Reorganization will provide shareholders of Liquid Cash Trust with a larger, more viable fund that has lower total annual operating expenses (before waivers, reimbursement and reductions) but slightly higher net expenses. In addition, the proposed Reorganization would provide Liquid Cash Trust shareholders with comparable investment policies and strategies (See "Summary - Comparison of Investment Objectives, Policies and Limitations" below), as well as access to a more broadly diversified portfolio of securities. However, the pro forma total expenses (after waivers and reimbursements) of Government Obligations Fund are not expected to change after the Reorganization.

      In the Reorganization, holders of shares of Liquid Cash Trust will receive an equivalent NAV of Government Obligations Fund Institutional Shares.

      The Board has voted to recommend to holders of shares of Liquid Cash Trust the approval of the Plan, pursuant to which Government Obligations Fund would acquire all of the assets of Liquid Cash Trust in exchange for Government Obligations Fund Institutional Shares (the "Exchange"). Government Obligations Fund will be the accounting survivor in the Reorganization. Liquid Cash Trust will discharge all of its liabilities and obligations prior to the consummation of the Reorganization. Immediately following the Exchange, Liquid Cash Trust will distribute the Government Obligations Fund Institutional Shares received in the Exchange pro rata to holders of its shares in a complete liquidation and termination of Liquid Cash Trust. As a result of the Reorganization, each holder of shares of Liquid Cash Trust will become the owner of Government Obligations Fund Institutional Shares, in each case having a total NAV equal to the total NAV of his or her holdings in Liquid Cash Trust on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined). Following the consummation of the Reorganization, the Trust will amend its Declaration of Trust to remove Liquid Cash Trust as a series of the Trust.

      In considering the Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of Liquid Cash Trust's and Government Obligations Fund's investment objectives, policies and limitations;
(2) the greater long-term viability of Government Obligations Fund based on its stronger performance record; (3) that the Adviser would be responsible for paying the expenses of the Reorganization, except for registration fees on an as incurred basis; (4) that the Reorganization itself will not result in recognition of any gain or loss for federal income tax purposes either to Liquid Cash Trust or Government Obligations Fund or to shareholders of Liquid Cash Trust; and (5) that the Adviser believed that the combination will provide shareholders of Liquid Cash Trust with lower total annual operating expenses (before waivers, reimbursement and reductions), but slightly higher net expenses, than their pre-combination Fund. Moreover, the Board considered that the Adviser currently voluntarily waives the Liquid Cash Trust's 40 basis point management fee and that, given the Adviser's operating/management expenses and current asset levels in the Liquid Cash Trust, there could be no assurance that the Adviser would continue the voluntary waivers on Liquid Cash Trust. (See "Summary - Comparative Fee Tables" below). The Board also considered that Government Obligations Fund is expected to benefit from the increase in its assets resulting from the Reorganization.

      The Board concluded to recommend to shareholders of Liquid Cash Trust that they vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the "1940 Act"), the Board, including a majority of the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of Liquid Cash Trust and its shareholders, and that the interests of Liquid Cash Trust shareholders would not be diluted as a result of the Reorganization.

      The Board likewise approved the Reorganization on behalf of Government Obligations Fund. Pursuant to Rule 17a-8 under the 1940 Act, the Board, including a majority of the Trustees who are not "interested persons," determined that the Reorganization is in the best interest of Government Obligations Fund and its shareholders, and that the interests of existing Government Obligations Fund shareholders would not be diluted as a result of the Reorganization.


TAX CONSEQUENCES

      As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or Liquid Cash Trust's shareholders. The tax basis of Government Obligations Fund's Institutional Shares received by Liquid Cash Trust shareholders will be the same as the tax basis of their shares in Liquid Cash Trust. There will be taxes payable in connection with distributions, if any, by Liquid Cash Trust immediately before the Closing Date. These distributions may include gains realized on dispositions of portfolio securities in connection with the Reorganization.




          THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE REORGANIZATION.


COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS



      The investment objective of Government Obligations Fund is to provide current income consistent with stability of principal, while the investment objective of Liquid Cash Trust is to provide stability of principal and current income consistent with stability of principal. Each of Government Obligations Fund and Liquid Cash Trust pursues its objective by investing primarily in a portfolio of short-term U.S. Treasury and government agency securities, including repurchase agreements collateralized fully by U.S. Treasury and government agency securities. Additionally, Liquid Cash Trust is permitted to make loans of federal funds to federally insured depository institutions. By operating policy, Liquid Cash Trust limits depository institutions receiving the loans to those that the Fund's investment adviser deems to be adequately capitalized with a short-term rating of Prime-1 by Moody's Investors Services, Inc. ("Moody's").

      In practice, the portfolios of Liquid Cash Trust and Government Obligations Fund historically have been structured differently. Liquid Cash Trust historically has maintained a 1-7 day weighted average maturity, while Government Obligations Fund historically has maintained a weighted average maturity up to 60 days. In addition, Liquid Cash Trust historically has invested all or substantially its entire portfolio in overnight repurchase agreements, while Government Obligations Fund historically has invested between 50 to 85% of its assets in repurchase agreements. Due to the small size of Liquid Cash Trust, its ability to invest in federal funds is diminishing. In addition, investments by Liquid Cash Trust in term repurchase agreements are also limited due to the Fund's small asset size.

      Liquid Cash Trust was structured to qualify as a permissible investment for national banks, federal savings associations ("FSAs") and federal credit unions ("FCUs"), and its investments are limited accordingly. Government Obligations Fund also qualifies as a permissible investment for each of these institutions, subject to certain percentage limitations. Specifically, an FSA may invest a maximum of 15% of total capital in Government Obligations Fund, and a national bank may invest a maximum of 10% of capital and surplus in Government Obligations Fund. An FCU is not subject to such a percentage limitation with regard to its investment in Government Obligations Fund. The Government Obligations prospectus indicates that the Fund will limit its investments to those that would enable it to qualify as a permissible investment for FCUs.







      Each Fund has fundamental investment limitations which may not be changed without shareholder approval. The following chart compares the fundamental investment limitations of Liquid Cash Trust and Government Obligations Fund.

                                                       INVESTMENT LIMITATIONS
                                         LIQUID CASH TRUST                                             GOVERNMENT OBLIGATIONS FUND
DIVERSIFICATION OF INVESTMENTS (fundamental)                                                         DIVERSIFICATION  OF INVESTMENTS
The Fund is a "diversified company" within the meaning of the 1940 Act, as amended, and any rules,   (fundamental)
regulations, or interpretations thereunder.                                                          With   respect   to  securities
                                                                                                     comprising 75% of  the value of
                                                                                                     its total assets, the Fund will
                                                                                                     not purchase securities  of any
                                                                                                     one  issuer  (other  than cash,
                                                                                                     cash  items; securities  issued
                                                                                                     or guaranteed by the government
                                                                                                     of the  United  States  or  its
                                                                                                     agencies  or  instrumentalities
                                                                                                     and    repurchase    agreements
                                                                                                     collateralized      by     such
                                                                                                     U.S. government securities, and
                                                                                                     securities  of other investment
                                                                                                     companies)  if,  as  a  result,
                                                                                                     more than 5%  of  the  value of
                                                                                                     its   total   assets  would  be
                                                                                                     invested in the  securities  of
                                                                                                     that  issuer, or the Fund would
                                                                                                     own  more   than   10%  of  the
                                                                                                     outstanding  voting  securities
                                                                                                     of that issuer.
BORROWING MONEY (fundamental)                                                                        BORROWING MONEY AND ISSUING
The Fund will not borrow money, except as a temporary measure for extraordinary or emergency         SENIOR SECURITIES (fundamental)
purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, The Fund may borrow money,
the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the    directly or indirectly, and
value of its total assets, including the amount borrowed, in order to meet redemption requests when  issue senior securities to the the liquidation of portfolio investments would be inconvenient or disadvantageous. Interest paid on  maximum extent permitted under borrowed funds will not be available for investment. The Fund will liquidate any such borrowings as  the 1940 Act.
soon as possible. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.
ISSUING SENIOR SECURITIES (fundamental)
The Fund will not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Fund.
INVESTING IN REAL ESTATE (fundamental)                                                               INVESTING IN REAL ESTATE
The Fund does not have a corresponding investment limitation.                                        (fundamental)
                                                                                                     The Fund may not purchase or
                                                                                                     sell real estate, provided that
                                                                                                     this restriction does not
                                                                                                     prevent the Fund from investing
                                                                                                     in issuers which invest, deal,
                                                                                                     or otherwise engage in
                                                                                                     transactions in real estate or
                                                                                                     interests therein, or investing
                                                                                                     in securities that are secured
                                                                                                     by real estate or interests
                                                                                                     therein. The Fund may exercise
                                                                                                     its rights under agreements
                                                                                                     relating to such securities,
                                                                                                     including the right to enforce
                                                                                                     security interests and to hold
                                                                                                     real estate acquired by reason
                                                                                                     of such enforcement until that
                                                                                                     real estate can be liquidated
                                                                                                     in an orderly manner.
INVESTING IN COMMODITIES (fundamental)                                                               INVESTING IN COMMODITIES
      The Fund will not invest in commodities, commodity contracts or real estate, except that it    (fundamental)
may purchase portfolio instruments issued by companies which invest in or sponsor interests therein. The Fund may not purchase or sell physical commodities,
                                                                                                     provided that the Fund may
                                                                                                     purchase securities of
                                                                                                     companies that deal in
                                                                                                     commodities.
                                                                                                     (non-fundamental) For purposes
                                                                                                     of this restriction,
                                                                                                     investments in transactions
                                                                                                     involving futures contracts and
                                                                                                     options, forward currency
                                                                                                     contracts, swap transactions
                                                                                                     and other financial contracts
                                                                                                     that settle by payment of cash
                                                                                                     are not deemed to be
                                                                                                     investments in commodities.
UNDERWRITING (fundamental)                                                                           UNDERWRITING (fundamental)
The Fund will not engage in underwriting of portfolio instruments issued by others.                  The Fund may not underwrite the
                                                                                                     securities of other issuers,
                                                                                                     except that the Fund may engage
                                                                                                     in transactions involving the
                                                                                                     acquisition, disposition or
                                                                                                     resale of its portfolio
                                                                                                     securities, under circumstances
                                                                                                     where it may be considered to
                                                                                                     be an underwriter under the
                                                                                                     Securities Act of 1933.
CONCENTRATION (fundamental)                                                                          CONCENTRATION (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the   The Fund will not make
securities of issuers primarily engaged in the same industry. For purposes of this restriction, the  investments that will result in
term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any   the concentration of its
SEC staff interpretation thereof. Government securities, municipal securities and bank instruments   investments in the securities
will not be deemed to constitute an industry.                                                        of issuers primarily engaged in
                                                                                                     the same industry. Government
                                                                                                     securities, municipal
                                                                                                     securities and bank instruments
                                                                                                     will not be deemed to
                                                                                                     constitute an industry.
                                                                                                     (non-fundamental) For purposes
                                                                                                     of the concentration
                                                                                                     limitation, to conform to the
                                                                                                     current view of the SEC that
                                                                                                     only domestic bank instruments
                                                                                                     may be excluded from industry
                                                                                                     concentration limitations, the
                                                                                                     Fund will not exclude foreign
                                                                                                     bank instruments from industry
                                                                                                     concentration limits as long as
                                                                                                     the policy of the SEC remains
                                                                                                     in effect. For purposes of the
                                                                                                     concentration limitation: (a)
                                                                                                     utility companies will be
                                                                                                     divided according to their
                                                                                                     services, for example, gas, gas
                                                                                                     transmission, electric and
                                                                                                     telephone will each be
                                                                                                     considered a separate industry;
                                                                                                     (b) financial services
                                                                                                     companies will be classified
                                                                                                     according to the end users of
                                                                                                     their services, for example,
                                                                                                     automobile finance, bank
                                                                                                     finance and diversified finance
                                                                                                     will each be considered a
                                                                                                     separate industry; and (c)
                                                                                                     asset-backed securities will be
                                                                                                     classified according to the
                                                                                                     underlying assets securing such
                                                                                                     securities.
LENDING (fundamental)                                                                                LENDING (fundamental)
The Fund will not lend any of its assets, except that it may participate in the Federal funds market The Fund may not make loans,
and purchase or hold portfolio instruments, to include repurchase agreements, permitted by its       provided that this restriction
investment objective and policies.                                                                   does not prevent the Fund from
                                                                                                     purchasing debt obligations,
                                                                                                     entering into repurchase
                                                                                                     agreements, lending its assets
                                                                                                     to broker/dealers or
                                                                                                     institutional investors and
                                                                                                     investing in loans, including
                                                                                                     assignments and participation
                                                                                                     interests.
SELLING SHORT AND BUYING ON MARGIN (fundamental)                                                     SELLING SHORT AND BUYING ON
The Fund will not purchase any portfolio instrument on margin or sell any portfolio instrument short MARGIN (fundamental)
but it may obtain such short-term credits as may be necessary for clearance of purchases and sales   The Fund does not have a
of money market instruments.                                                                         corresponding fundamental
                                                                                                     investment limitation. (See
                                                                                                     non-fundamental limitations
                                                                                                     below).
PLEDGING ASSETS (fundamental)                                                                        PLEDGING ASSETS (fundamental)
The Fund will not mortgage, pledge or hypothecate any assets except in connection with any borrowing The Fund does not have a described above and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of  corresponding fundamental
the value of the Fund's total assets at the time of such borrowing.                                  investment limitation. (See
                                                                                                     non-fundamental limitations
                                                                                                     below).

      In addition, each Fund has non-fundamental limitations (which may be changed by the Board without shareholder approval). While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by the Board without shareholder approval. The following chart compares the non-fundamental investment limitations of Liquid Cash Trust and Government Obligations Fund.

                                                       INVESTMENT LIMITATIONS
                                                  LIQUID CASH TRUST                                                     GOVERNMENT
                                                                                                                       OBLIGATIONS
                                                                                                                           FUND
PURCHASES ON MARGIN (non-fundamental)                                                                                 PURCHASES   ON
The Fund does not have a corresponding non-fundamental investment limitation. (See fundamental limitations above).    MARGIN   (non-
                                                                                                                      fundamental)
                                                                                                                      The  Fund will
                                                                                                                      not   purchase
                                                                                                                      securities  on
                                                                                                                      margin,
                                                                                                                      provided  that
                                                                                                                      the  Fund  may
                                                                                                                      obtain  short-
                                                                                                                      term   credits
                                                                                                                      necessary  for
                                                                                                                      the  clearance
                                                                                                                      of   purchases
                                                                                                                      and  sales  of
                                                                                                                      securities.

PLEDGING ASSETS (non-fundamental)                                                                                     PLEDGING
The Fund does not have a corresponding non-fundamental investment limitation. (See fundamental limitations above).    ASSETS (non-
                                                                                                                      fundamental)
                                                                                                                      The Fund  will
                                                                                                                      not  mortgage,
                                                                                                                      pledge      or
                                                                                                                      hypothecate
                                                                                                                      any   of   its
                                                                                                                      assets,
                                                                                                                      provided  that
                                                                                                                      this shall not
                                                                                                                      apply  to  the
                                                                                                                      transfer    of
                                                                                                                      securities  in
                                                                                                                      connection
                                                                                                                      with       any
                                                                                                                      permissible
                                                                                                                      borrowing   or
                                                                                                                      to  collateral
                                                                                                                      arrangements
                                                                                                                      in  connection
                                                                                                                      with
                                                                                                                      permissible
                                                                                                                      activities.
INVESTING IN RESTRICTED SECURITIES (non-fundamental)                                                                  RESTRICTED
The Fund may  invest  in  restricted  securities.  Restricted  securities  are  any  securities  which are subject to SECURITIES restrictions on resale under federal securities law. The Fund may invest without limitation in restricted  securities (non-
which  are  determined to be liquid under criteria established by the Board. To the extent that restricted securities fundamental)
are not determined  to be liquid, the Fund will limit their purchase, together with other illiquid securities, to not The  Fund does
more than 10% of its net assets.                                                                                      not   have   a
                                                                                                                      corresponding
                                                                                                                      non-
                                                                                                                      fundamental
                                                                                                                      investment
                                                                                                                      limitation.
ILLIQUID SECURITIES (non-fundamental)                                                                                 ILLIQUID
See the Fund's "Investing in Restricted Securities" limitation above.                                                 SECURITIES
                                                                                                                      (non-
                                                                                                                      fundamental)
                                                                                                                      The Fund will
                                                                                                                      not purchase
                                                                                                                      securities for
                                                                                                                      which there is
                                                                                                                      no readily
                                                                                                                      available
                                                                                                                      market, or
                                                                                                                      enter into
                                                                                                                      repurchase
                                                                                                                      agreements or
                                                                                                                      purchase time
                                                                                                                      deposits that
                                                                                                                      the Fund
                                                                                                                      cannot dispose
                                                                                                                      of within
                                                                                                                      seven days, if
                                                                                                                      immediately
                                                                                                                      after and as a
                                                                                                                      result, the
                                                                                                                      value of such
                                                                                                                      securities
                                                                                                                      would exceed,
                                                                                                                      in the
                                                                                                                      aggregate, 10%
                                                                                                                      of the Fund's
                                                                                                                      net assets.
INVESTING FOR CONTROL (non-fundamental)                                                                               INVESTING  FOR
The Fund will not invest in securities of a company for the purpose of exercising control or management.              CONTROL  (non-
                                                                                                                      fundamental)
                                                                                                                      The Fund does
                                                                                                                      not have a
                                                                                                                      corresponding
                                                                                                                      non-
                                                                                                                      fundamental
                                                                                                                      investment
                                                                                                                      limitation.

COMPARISON OF RISKS

      All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. The principal risks of the Funds are substantially similar. The primary risks that may reduce each Fund's return include:

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.


CREDIT RISKS



Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money. Money market funds try to minimize this risk by purchasing higher-quality securities. Many fixed-income securities receive credit ratings from nationally recognized statistical rating organizations (NRSROs) such as Standard & Poor's and Moody's. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

Credit risk includes the possibility that a party to a transaction involving the Funds will fail to meet its obligations. This could cause the Funds to lose the benefit of the transaction or prevent the Funds from selling or buying other securities to implement their investment strategy.




RISKS ASSOCIATED WITH INVESTING SHARE PURCHASE PROCEEDS

On days during which there are net purchases of Fund shares, the Funds must invest the proceeds at prevailing market yields. If the yield of the securities purchased is less than that of the securities already in the portfolio, the Funds' yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will cause the Funds' yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Funds. In the event of significant changes in short-term yields or significant net purchases, the Funds retain the discretion to close to new investments. However, the Funds are not required to close, and no assurance can be given that this will be done in any given circumstance.



A full discussion of the risks inherent in investments in Government Obligations Fund and Liquid Cash Trust is set forth in Government Obligations Fund's prospectus and SAI, each dated September 30, 2007, and Liquid Cash Trust's prospectus and SAI, each dated September 30, 2007, each of which is incorporated herein by reference.


PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

      The procedures for purchasing, redeeming and exchanging shares of Liquid Cash Trust are the same as those for purchasing, redeeming and exchanging shares of Government Obligations Fund. See "Purchase, Redemption and Exchange Procedures" below.

COMPARATIVE FEE TABLES

FEES AND EXPENSES
Like all mutual funds, Liquid Cash Trust and Government Obligations Fund incur certain expenses in their operations, and, as an investor, you pay fees and expenses to buy and hold shares of a fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly because they are deducted from Fund assets. These expenses may include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison, distribution services and other activities.

This table describes (1) the actual fees and expenses for Liquid Cash Trust for its most recent fiscal year ended July 31, 2007; (2) the actual fees and expenses for Government Obligations Fund Institutional Shares for its most recent fiscal year ended July 31, 2007; and (3) the pro forma fees and expenses of Institutional Shares of Government Obligations Fund on a combined basis after giving effect to the merger.


                                                                                                                     GOVERNMENT
                                                                                                    GOVERNMENT    OBLIGATIONS FUND-
                                                                                                    OBLIGATIONS     INSTITUTIONAL
                                                                                       LIQUID          FUND-      SHARES PRO FORMA
SHAREHOLDER FEES                                                                        CASH       INSTITUTIONAL      COMBINED
                                                                                        TRUST         SHARES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                    None           None             None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase              None           None             None
price or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                                      None           None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                      None           None             None
Exchange Fee                                                                            None           None             None

ANNUAL  FUND  OPERATING   EXPENSES   (Before  Waivers,  Reimbursement  and
Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                         0.40%2         0.20%3           0.20%3
Distribution (12b-1) Fee                                                                None           None             None
Other Expenses                                                                         0.59%4         0.34%5           0.34%5
Total Annual Fund Operating Expenses                                                    0.99%          0.54%            0.54%
1    The percentages shown are based on expenses for the entire fiscal year ended July 31, 2007.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Liquid Cash Trust, as a result of contractual obligations and voluntary waivers, the
  Adviser and administrator waived and reimbursed certain amounts.  Additionally, the shareholder services provider did not charge its fee.  These are shown below along with the net expenses Liquid Cash Trust actually paid for the fiscal year ended July 31,
  2007.   With respect to the Government Obligations Fund Institutional Shares and Government Obligations Fund Institutional Shares
  Pro Forma Combined, although not contractually obligated to do so, the Adviser waived certain amounts and the shareholder services provider did not charge its fee.  These are shown below along with the net expenses the Government Obligations Fund Institutional
  Shares and Government Obligations Fund Institutional Shares Pro Forma Combined actually paid for the fiscal year ended July 31,
  2007.
  Total Waivers, Reimbursement and Reductions of Fund Expenses (contractual           0.80%            0.34%            0.34%
  and voluntary)
  Total Actual Annual Fund Operating Expenses (after waivers, reimbursement           0.19%            0.20%            0.20%
  and reductions)
2  Under the investment advisory contract, the Adviser of Liquid Cash Trust will waive to the extent of its management fee, the amount if any by which the Fund's aggregate annual operating expenses, including the management fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws and regulations, and extraordinary expenses, exceed 0.45% of its average daily net assets.  Pursuant to the investment advisory contract, the Adviser waived 0.25% of its management fee for the fiscal year ended July 31, 2007.  In addition, the Adviser voluntarily waived 0.15% of its management fee.  The Adviser can terminate this voluntary waiver at any time at its sole
  discretion.   The management fee paid by Liquid Cash Trust (after the contractual and voluntary waiver) was 0.00% for the fiscal year ended July 31, 2007.  ANY WAIVER/REDUCTION BY THE ADMINISTRATOR AND SHAREHOLDER SERVICES PROVIDER THAT REDUCES SUCH EXPENSES
  (AS DISCUSSED ELSEWHERE IN THESE NOTES) MAY HAVE THE EFFECT OF REDUCING THE AMOUNT TO BE WAIVED OR REIMBURSED BY THE ADVISER
  PURSUANT TO ITS CONTRACTUAL COMMITMENT.
3   The Adviser of Government Obligations Fund Institutional Shares and Government Obligations Fund Institutional Shares Pro Forma
  Combined voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.   The
  management fee paid by the Fund (after the voluntary waiver) was 0.11% for the fiscal year ended July 31, 2007.
4    With respect to Liquid Cash Trust, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of the Fund.  These voluntary waivers/reimbursements can be terminated at any time.  In addition, the Fund did not pay or accrue the shareholder services fee during the fiscal year ended
  July 31, 2007.  The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending
  July 31, 2008.  Total other expenses paid by the Fund (after the voluntary waiver, reimbursement and reduction) were 0.19% for the fiscal year ended July 31, 2007.
5   With respect to Government Obligations Fund Institutional Shares and Government Obligations Fund Institutional Shares Pro Forma
  Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The Fund did not pay or accrue the shareholder services fee during the fiscal year ended July 31, 2007 and have no present intention of paying or accruing the shareholder services fee during the fiscal year ending
  July 31, 2008.  Total other expenses paid by the Fund (after the reduction) were 0.09% for the fiscal year ended July 31, 2007.



  EXAMPLE

  This Example is intended to help you compare the cost of investing in Liquid Cash Trust and Government Obligations Fund's Institutional Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that your investment has a 5% return each year. For Liquid Cash Trust, the Example also assumes that the operating expenses as shown in the table, remain the same and are based upon the contractually imposed expense limitation of 0.45% plus interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws and regulations, and extraordinary expenses. For Government Obligations Fund Institutional Shares and Government Obligations Fund Institutional Shares Pro Forma Combined the Example also assumes that the operating expenses are BEFORE ANY APPLICABLE VOLUNTARY WAIVERS AND REDUCTIONS as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS

LIQUID CASH TRUST                                                      $50      $157      $274       $616
GOVERNMENT OBLIGATIONS FUND- INSTITUTIONAL SHARES
                                                                        $55     $173      $302       $677
GOVERNMENT OBLIGATIONS FUND- INSTITUTIONAL SHARES PRO FORMA COMBINED   $55      $173      $302       $677






COMPARISON OF POTENTIAL RISKS AND REWARDS:  PERFORMANCE INFORMATION

LIQUID CASH TRUST

RISK/RETURN BAR CHART AND TABLE

      The performance information shown below will help you analyze the Liquid Cash Trust's investment risks in light of historical returns. The bar chart shows the variability of total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.


RISK/RETURN BAR CHART AND TABLE

The "y" axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 1% up to "7%." The "x" axis represents calculation periods from the earliest first full calendar year-end of the Fund's start of business through the calendar year ended 2006. The light gray shaded chart features ten distinct vertical bars, shaded in charcoal, and is visually represented by height with the total return percentage for the calendar year stated on top of each bar. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the respective bar, for the calendar years 1997 through 2006. The percentages noted are: 5.52%, 5.46%, 5.02%, 6.33%, 3.87%,
1.58%, 1.00%, 1.23%, 3.14% and 4.97%, respectively.


Historically, the Fund has maintained a constant $1.00 NAV per share. The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund's total return for the nine-month period from January 1, 2007 to September 30, 2007 was 3.88%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 1.63% (quarter ended September 30, 2000). Its lowest quarterly return was 0.22% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURN TABLE

The following table represents the Fund's Average Annual Total Returns for the calendar ended December 31, 2006.


 CALENDAR PERIOD   FUND
 1 Year           4.97%
 5 Years          2.38%
 10 Years         3.80%


The Fund's 7-Day Net Yield as of December 31, 2006 was 5.18%. You may call the Fund at 1-800-341-7400 to acquire the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

GOVERNMENT OBLIGATIONS FUND INSTITUTIONAL SHARES

RISK/RETURN BAR CHART AND TABLE

      The performance information shown below will help you analyze investment risks in light of historical returns. The bar chart shows the variability of the total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




RISK/RETURN BAR CHART AND TABLE

The "y" axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 1% up to "7%." The "x" axis represents calculation periods from the earliest first full calendar year-end of the Fund's start of business through the calendar year ended 2006. The light gray shaded chart features ten distinct vertical bars, shaded in charcoal, and is visually represented by height with the total return percentage for the calendar year stated on top of each bar. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the respective bar, for the calendar years 1997 through 2006. The percentages noted are: 5.54%, 5.45%, 5.07%, 6.34%, 4.04%,
1.71%, 1.02%, 1.21%, 3.10% and 4.93%, respectively.




Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund's Institutional Shares total return for the nine-month period from January 1, 2007 to September 30, 2007 was 3.88%.

Within the period shown in the bar chart, the Fund's Institutional Shares highest quarterly return was 1.63% (quarter ended September 30, 2000). Its lowest quarterly return was 0.22% (quarter ended March 31, 2004).




AVERAGE ANNUAL TOTAL RETURN TABLE
The following table represents the Fund's Institutional Shares Average Annual Total Returns, for the calendar periods ended December 31, 2006.

 CALENDAR PERIOD     FUND
 1 Year              4.93%
 5 Years             2.38%
 10 Years            3.82%

The Fund's Institutional Shares 7-Day Net Yield as of December 31, 2006 was 5.15%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

FINANCIAL HIGHLIGHTS

      The Financial Highlights will help you understand Liquid Cash Trust's financial performance for the past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in Liquid Cash Trust, assuming reinvestment of any dividends and capital gains.

      Information for the fiscal years ended July 31, 2007 and 2006 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. Information for prior years was audited by another independent registered public accounting firm.


LIQUID CASH TRUST

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED JULY 31                           2007        2006        2005 1      2004         2003
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00       $1.00       $1.00       $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.051       0.043       0.022       0.009        0.012
LESS DISTRIBUTIONS:
Distributions from net investment income   (0.051 )    (0.043 )    (0.022 )    (0.009 )     (0.012 )
NET ASSET VALUE, END OF PERIOD              $1.00       $1.00       $1.00       $1.00        $1.00
TOTAL RETURN2                                5.26 %      4.33 %      2.27 %      0.91 %       1.25 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                 0.19 %      0.18 %      0.17 %      0.16 %       0.16 %
Net investment income                        5.22 %      4.32 %      2.28 %      0.90 %       1.24 %
Expense waiver/reimbursement3                0.30 %      0.30 %      0.30 %      0.30 %       0.30 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)  $101,470     $86,721     $81,537     $93,831     $228,140


1 Beginning with the year ended July 31, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
2 Based on net asset value.
3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated July 31, 2007, which can be obtained free of charge.

FINANCIAL HIGHLIGHTS

      The Financial Highlights will help you understand Government Obligations Fund Institutional Shares' financial performance for the past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in Government Obligations Fund Institutional Shares, assuming reinvestment of any dividends and capital gains.

      Information for the fiscal year ended July 31, 2007 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. Information for prior years was audited by another independent registered public accounting firm.

GOVERNMENT OBLIGATIONS FUND

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED JULY 31                            20071           2006           2005           2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD          $1.00          $1.00          $1.00          $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.051          0.042          0.022          0.009          0.013
LESS DISTRIBUTIONS:
Distributions from net investment income     (0.051 )       (0.042 )       (0.022 )       (0.009 )       (0.013 )
NET ASSET VALUE, END OF PERIOD                $1.00          $1.00          $1.00          $1.00          $1.00
TOTAL RETURN2                                  5.25 %         4.30 %         2.20 %         0.92 %         1.30 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                   0.20 %         0.20 %         0.20 %         0.20 %         0.20 %
Net investment income                          5.14 %         4.22 %         2.17 %         0.91 %         1.30 %
Expense waiver/reimbursement3                  0.09 %         0.28 %         0.34 %         0.34 %         0.34 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)  $8,943,042     $6,619,952     $5,721,965     $5,134,296     $6,166,411

1 For the year ended July 31, 2007, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2 Based on net asset value.
3 This expense decrease is reflected in both the net expense and net investment income ratios shown.
Further information about the Fund's performance is contained in the Funds' Annual Report, dated July 31, 2007, which can be obtained free of charge.

INVESTMENT ADVISER

      The investment adviser for both Funds is the Adviser, Federated Investment Management Company. The Board selects and oversees the Adviser. The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The address of the Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.



      The Adviser is a subsidiary of Federated Investors, Inc. ("Federated"). The Adviser and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $302 billion in assets as of December 31, 2007. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,270 employees. Federated provides investment products to nearly 5,500 investment professionals and institutions.




ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES


      The service providers and applicable stated service fees (before waivers and/or reimbursements or anticipated waivers and/or reimbursements), other than the investment advisory fees, for both Funds are identical; the investment advisory fees differ. Neither Fund has a distribution (12b-1) fee.


INVESTMENT ADVISORY FEES

      Government Obligations Fund's investment advisory contract provides for payment to the Adviser of an annual fee of 0.20% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

      Liquid Cash Trust's investment advisory contract provides for payment to the Adviser of annual investment advisory fee of 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual renewal by the Board, the Adviser will waive the amount, limited to the amount of the advisory fee, by which the Fund's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering or qualifying the Fund and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses exceed 0.45% of its average daily net assets.

      A discussion of the review of Liquid Cash Trust's investment advisory contract by the Board is available in Liquid Cash Trust's Annual Report dated July 31, 2007. A discussion of the review of Government Obligations Fund's investment advisory contract by the Board is available in Government Obligations Fund's Annual Report dated July 31, 2007.


ADMINISTRATIVE FEES

      Federated Administrative Services ("FAS"), an affiliate of the Adviser, serves as administrator to Liquid Cash Trust and Government Obligations Fund and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may choose to voluntarily waive a portion of its fee. The net administrative fee expense charged by FAS for Liquid Cash Trust's fiscal year ended July 31, 2007 was $125,932, or 0.135% of average daily net assets.

      The net administrative fee expense charged by FAS for Government Obligations Fund for its fiscal year ended July 31, 2007 was $9,212,898 or 0.076% of average daily net assets.

      The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.


SERVICE FEES



      Liquid Cash Trust and Government Obligations Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. ("Federated"), for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.




ACCOUNT ADMINISTRATION FEES

      The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.


RECORDKEEPING FEES

      Government Obligations Fund Institutional Shares may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES

      The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of a Fund's Prospectus and described above because they are not paid by the Fund.

      These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Funds and any services provided.


PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

      The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company. Procedures for the purchase, exchange, and redemption of Government Obligations Fund Institutional Shares are substantially similar as the procedures applicable to the purchase, exchange, and redemption of Liquid Cash Trust's Shares. Reference is made to the Prospectus of Government Obligations Fund Institutional Shares and the Prospectus of Liquid Cash Trust, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of Government Obligations Fund Institutional Shares and Liquid Cash Trust's shares, respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to Government Obligations Fund Institutional Shares and Liquid Cash Trust's shares.


PURCHASES



      Shares of Liquid Cash Trust and Institutional Shares of Government Obligations Fund may be purchased, redeemed or exchanged any day the New York Stock Exchange (NYSE) is open. The Funds attempt to stabilize their NAVs at $1.00 by valuing their portfolio securities using the amortized cost method. The Funds cannot guarantee that their NAVs will always remain at $1.00 per Share. The Funds do not charge a front-end sales charge. When the Funds receive your transaction request in proper form (as described in each Prospectus), it is processed at the next calculated NAV. NAV for Liquid Cash Trust is determined at 3:00 p.m. Eastern time and as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. NAV for Government Obligations Fund Institutional Shares is determined at 5:00 p.m. Eastern time each day the NYSE is open; except that, on the day after Thanksgiving and Christmas Eve (when Christmas Eve falls on a weekday), NAV is determined at 3:00 p.m. Eastern time. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.



      Purchases of both Funds may be made through a financial intermediary, directly from the Fund or through an exchange from another Federated fund that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. Each Fund reserves the right to reject any request to purchase or exchange shares.

      The required minimum initial investment for Government Obligations Fund Institutional Shares is $500,000. There is no required minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $500,000 minimum is reached within one year.

       The required minimum initial investment for Liquid Cash Trust is $25,000. There is no required minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days.



      Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

      A Liquid Cash Trust account that has been established as of April 4, 2008, will not be required to meet the higher minimum initial investment amount associated with Government Obligations Fund Institutional Shares, and will continue to remain subject to the minimum initial investment amount associated with Liquid Cash Trust subsequent to the Reorganization.


      In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange: Shareholders may purchase through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House (ACH): Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member.


REDEMPTIONS AND EXCHANGES

      Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. If you call Liquid Cash Trust by 3:00 p.m. Eastern time, and your redemption proceeds are wired to you the same day, you will not be entitled to that day's dividend. If you call Liquid Cash Trust after 3:00 p.m. Eastern time and before the end of regular trading (normally 4:00 p.m. Eastern time) on the NYSE, you will be entitled to that day's dividend and your redemption proceeds will be sent to you the following business day. If you call Government Obligations Fund by 5:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when NAV is determined at 3:00 p.m.), and your redemption proceeds are wired to you the same day, you will not be entitled to that day's dividend. If you call Government Obligations Fund after 5:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when NAV is determined at 3:00 p.m.), and, in each case, before the end of regular trading (normally 4:00 p.m. Eastern time) on the NYSE, you will be entitled to that day's dividend, and your redemption proceeds will be sent to you the following business day.



      Although Liquid Cash Trust intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities. Government Obligations Fund has not reserved such right, and intends to pay share redemptions in cash.



      Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares.

      Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.


DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES


DIVIDENDS AND DISTRIBUTIONS

      Both Funds declare any dividends daily and pay them monthly to shareholders. In addition, both Funds pay any capital gains at least annually. Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.


TAX INFORMATION



      It is anticipated that both Funds' distributions will be primarily ordinary income dividends. The Funds' distributions of dividends are taxable whether paid in cash or reinvested in both Funds. Redemptions and exchanges are taxable sales.


FREQUENT TRADING

      Given the short-term nature of the Funds' investments and their use of the amortized cost method for calculating the NAV of Fund shares, the Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Funds will have significant adverse consequences for the Funds and their shareholders. For this reason and because the Funds are intended to be used as liquid short-term investments, the Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Funds' Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund shares can have adverse effects on the management of the Funds' portfolios and their performance.


HOLDINGS DISCLOSURE POLICIES

      Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.



                      INFORMATION ABOUT THE REORGANIZATION


DESCRIPTION OF THE PLAN OF REORGANIZATION

      The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after April 11, 2008. On the Closing Date, all of the assets of Liquid Cash Trust will be transferred to Government Obligations Fund. In exchange for the transfer of these assets, Government Obligations Fund will simultaneously issue to Liquid Cash Trust a number of full and fractional Institutional Shares equal in value to the aggregate NAV of the shares of Liquid Cash Trust calculated as of 4:00 p.m. on the Closing Date.

      The value of Liquid Cash Trust's assets to be acquired by Government Obligations Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in Government Obligations Fund's Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as Liquid Cash Trust and Government Obligations Fund shall mutually agree. There are no material differences between the valuation procedures of Liquid Cash Trust and Government Obligations Fund.

      Government Obligations Fund will be the accounting survivor in the Reorganization. Liquid Cash Trust will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Government Obligations Fund Institutional Shares, Liquid Cash Trust will distribute the Government Obligations Fund Institutional Shares pro rata to shareholders of record of shares of Liquid Cash Trust, respectively, in complete liquidation of Liquid Cash Trust. Shareholders of Liquid Cash Trust owning shares at the closing on the Closing Date of the Reorganization will receive a number of Government Obligations Fund Institutional Shares with the same aggregate value as the shareholder had in Liquid Cash Trust immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of Liquid Cash Trust's shareholders on the share records of Government Obligations Fund's transfer agent. Government Obligations Fund does not issue share certificates to shareholders.



      Following the consummation of the Reorganization, Liquid Cash Trust will then be terminated; the Trust will amend its Declaration of Trust to remove Liquid Cash Trust as a series of the Trust.

      The transfer of shareholder accounts from Liquid Cash Trust to Government Obligations Fund will occur automatically. It is not necessary for Liquid Cash Trust shareholders to take any action to effect the transfer. PLEASE DO NOT ATTEMPT TO MAKE THE TRANSFER YOURSELF. IF YOU DO SO, YOU MAY DISRUPT THE MANAGEMENT OF THE FUNDS' PORTFOLIOS, AND YOU MAY INCUR SALES CHARGES THAT YOU WOULD NOT INCUR IN THE REORGANIZATION.

      The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by Liquid Cash Trust's shareholders; and (ii) the receipt by the Trust of an opinion to the effect that the Reorganization will be tax-free to Liquid Cash Trust, its shareholders and Government Obligations Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of either Fund determines that the Reorganization is not in the best interest of the shareholders of that Fund.



      The expenses of the Reorganization will be paid by the Adviser or its affiliates. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by Liquid Cash Trust and Government Obligations Fund; proxy solicitation costs; and other related administrative or operational costs. The estimated cost for printing and mailing this Prospectus/Proxy Statement is $640.

      The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


      DESCRIPTION OF GOVERNMENT OBLIGATIONS FUND INSTITUTIONAL SHARES AND
                                 CAPITALIZATION

      Government Obligations Fund Institutional Shares to be issued to shareholders of Liquid Cash Trust's shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of Government Obligations Fund Institutional Shares provided herewith for additional information about Government Obligations Fund Institutional Shares.

The following table sets forth the unaudited capitalization of Liquid Cash Trust and Government Obligations Fund as of December 10, 2007, and on a pro forma combined basis as of that date:


                                          Government Obligations Fund-            Government Obligations Fund Institutional
                                          Institutional Shares                    Shares-
                         Liquid Cash                                              Pro Forma Combined
                         Trust                                         Adjustment

Net Assets*              $126,777,547     $17,641,910,915                         $17,768,688,462

Net Asset Value Per      $1.00            $1.00                                   $1.00
Share
Shares Outstanding       126,778,164      17,642,136,329                          17,768,914,493

* Does not reflect additional $7,039,483,626 of net assets of Government Obligations Fund represented by other share classes.



                        FEDERAL INCOME TAX CONSEQUENCES

      As a condition to the Reorganization, the Trust will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

   {circle}the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and Liquid Cash Trust and Government Obligations Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

   {circle}no  gain  or  loss  will be recognized by Government Obligations Fund
      upon  its  receipt  of  Liquid   Cash   Trust's  assets  in  exchange  for
      Institutional Shares of Government Obligations Fund;

   {circle}no gain or loss will be recognized by Liquid Cash Trust upon transfer of its assets to Government Obligations Fund in exchange for Government Obligations Fund Institutional Shares or upon the distribution of Government Obligations Fund Institutional Shares to Liquid Cash Trust's shareholders in exchange for their shares;

   {circle}no gain or loss will be recognized  by  shareholders  of  Liquid Cash
      Trust upon exchange of their shares for Institutional Shares of Government Obligations Fund;

   {circle}the  aggregate  tax  basis  of the Institutional Shares of Government
      Obligations Fund received by each shareholder of Liquid Cash Trust pursuant to the Plan will be the same as the aggregate tax basis of the shares of Liquid Cash Trust held by such shareholder immediately prior to the Reorganization;

   {circle}the  holding  period  of  Government  Obligations Fund  Institutional
      Shares received by each shareholder of Liquid Cash Trust pursuant to the Plan will include the period during which the Liquid Cash Trust Shares exchanged therefor were held by such shareholder, provided the shares of Liquid Cash Trust were held as capital assets on the date of the Reorganization;

   {circle}the tax basis  of the assets Liquid Cash Trust acquired by Government
      Obligations Fund will be the same as the tax basis of such assets to Liquid Cash Trust immediately prior to the Reorganization; and

   {circle}the holding period of Liquid Cash Trust's assets in the hands of Government Obligations Fund will include the period during which those assets were held by Government Obligations Fund.

      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on Government Obligations Fund, Liquid Cash Trust or Liquid Cash Trust's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of Liquid Cash Trust should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

      Before the Reorganization, Liquid Cash Trust may distribute ordinary income and realized capital gains, if any, to shareholders.


                 COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

      The Trust is an open-end, management investment company. It was established under the laws of the Commonwealth of Massachusetts. The rights of shareholders of Government Obligations Fund and Liquid Cash Trust, each a portfolio of the Trust, are defined by the Funds' Declaration of Trust, and Bylaws. The rights of the shareholders of the two Funds relating to voting, distributions and redemptions, are the same with the exception of minimum account size. Because the Funds are portfolios of the same Trust, there are no material differences between the rights of shareholders of Liquid Cash Trust and the rights of shareholders of Government Obligations Fund.



WHERE TO FIND ADDITIONAL INFORMATION



      Information about Liquid Cash Trust is included in its Prospectus and its SAI dated September 30, 2007, each of which is incorporated herein by reference. Information about Government Obligations Fund is included in its Prospectus and its SAI also dated September 30, 2007, each of which is incorporated herein by reference. A copy of the Prospectus for Government Obligations Fund accompanies this Prospectus/Proxy Statement. Copies of the SAI of Government Obligations Fund, the Prospectus and SAI of Liquid Cash Trust and the SAI dated February 15, 2008 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Prospectuses and SAIs of Liquid Cash Trust and Government Obligations Fund are also available electronically at Federated's website at FederatedInvestors.com.



      Government Obligations Fund, Liquid Cash Trust and the Trust are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by the Trust, on behalf of Government Obligations Fund and Liquid Cash Trust, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).


LEGAL PROCEEDINGS

      Since  October  2003,  Federated   and   related  entities  (collectively,
"Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

      Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

      The Board has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.


       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
              APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.


              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING



       Proxies are being solicited by the Board on behalf of Liquid Cash Trust. The proxies will be voted at the special meeting of shareholders of Liquid Cash Trust to be held at 2:00 p.m. (Eastern Time) on April 4, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").



      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Adviser or its affiliates or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about February 25, 2008, to shareholders of record at the close of business on February 11, 2008 (the "Record Date").

      Liquid Cash Trust's Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2007, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2007, were previously mailed to shareholders of Liquid Cash Trust. Government Obligations Fund's Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2007, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2007, were previously mailed to shareholders of Government Obligations Fund. Liquid Cash Trust and Government Obligations Fund will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or the Semi-Annual Report. Requests for Annual Reports or Semi-Annual Reports for the Government Obligations Fund or Liquid Cash Trust may be made by writing to the Funds' principal executive offices or by calling the toll-free telephone number, 1-800-341-7400. The principal executive office for both Funds is located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. These reports are also available electronically at Federated's website at FederatedInvestors.com.


PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of Liquid Cash Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of Government Obligations Fund are not being solicited since their approval is not required in order to effect the Reorganization.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Liquid Cash Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

      In order to hold the Special Meeting, a "quorum" of shareholders of Liquid Cash Trust must be present. Due to the requirements of the 1940 Act discussed in the next paragraph, holders of more than 50% of the total number of Shares of Liquid Cash Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization.

      Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the Shares of Liquid Cash Trust present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding Shares of Liquid Cash Trust are present or represented by proxy; or (B) more than 50% of the outstanding Shares of Liquid Cash Trust, voting together as a single class.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date to be held at the same place without further notice than by announcement to be given at the meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS



      As of the Record Date, there were 135,411,155 shares outstanding of Liquid Cash Trust, and Officers and Trustees of Liquid Cash Trust own less than 1% of Liquid Cash Trust's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Shares of Liquid Cash Trust: United Labor Bank, Oakland, CA, owned approximately 37,000,000 shares (27.32%); Chartway Federal Credit Union, Virginia Beach, VA, owned approximately 15,000,000 shares (11.08%); Elmira Savings Bank, Elmira, NY, owned approximately 12,000,000 shares (8.86%); and IDB-IIC Federal Credit Union, Washington, DC, owned approximately 10,989,534 shares (8.12%).

      As of the Record Date, there were 31,401,273,857 shares outstanding of Government Obligations Fund, and Officers and Trustees of Government Obligations Fund own less than 1% of Government Obligations Fund's outstanding Institutional Shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Government Obligations Fund: Federated Kaufmann Fund, Boston, MA, owned approximately 1,917,776,322 shares (9.35%); and Hare & Co., East Syracuse, NY, owned approximately 1,704,360,835 shares (8.31%).

      Officers and Trustees of Government Obligations Fund own less than 1% of Government Obligations Fund's outstanding Institutional Service Shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Government Obligations Fund: Naidot & Co., Woodbridge, NJ, owned approximately 2,154,150,212 shares (26.18%); and Pershing, Jersey City, NJ, owned approximately 446,754,676 shares (5.43%).

      Officers and Trustees of Government Obligations Fund own less than 1% of Government Obligations Fund's outstanding Institutional Capital Shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Capital Shares of Government Obligations Fund: State Treasurer of Alabama APSCA 2007 Disbursement Fund, Montgomery, AL, owned approximately 1,050,015,620 shares (45.61%); and Pershing, Jersey City, NJ, owned approximately 601,987,792 shares (26.15%).

      Officers and Trustees of Government Obligations Fund own less than 1% of Government Obligations Fund's outstanding Trust Shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Trust Shares of Government Obligations Fund: UMB Bank,N.A., Kansas City, MO, owned approximately 142,912,070 shares (39.07%); Laba & Co., Chicago, IL, owned approximately 55,964,296 shares (15.30%); UNATCO, Joliet, IL, owned approximately 37,981,596 shares (10.38%); Cardinal Trust & Investments, McLean, VA, owned approximately 29,720,938 shares (8.13%); and Dundee Holding Inc., Farmington, CT, owned approximately 25,772,684 shares (7.05%).



Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


INTERESTS OF CERTAIN PERSONS

      Each Fund is managed by the Adviser. The Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Trust.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      Liquid Cash Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of Liquid Cash Trust.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                                              By Order of the Board of Trustees,

                                                           /s/ John W. McGonigle
                                                    John W. McGonigle, Secretary


February 15, 2008

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of April, 2008, by and between MONEY MARKET OBLIGATIONS TRUST, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237, with respect to Government Obligations Fund (the "Trust" or "the "Acquiring Fund"), and MONEY MARKET OBLIGATIONS TRUST, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237, with respect to Liquid Cash Trust, a series of the Trust ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

       This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Institutional Shares, $.01 per shares par value, of the Acquiring Fund ("Acquiring Fund Shares"); and
(ii) the distribution of Acquiring Fund Shares to the holders of Shares of the Acquired Fund ("Acquired Fund Shares") and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").



       WHEREAS, the Acquiring Fund and Acquired Fund are a separate series of the Trust, the Trust is an open-end, registered management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

       WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interests;

       WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

       WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                                       ARTICLE*I



                                        TRANSFER OF ASSETS OF THE ACQUIRED FUND
                                       IN EXCHANGE FOR ACQUIRING FUND SHARES AND
                                           LIQUIDATION OF THE ACQUIRED FUND



1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the Acquired Fund Shares outstanding by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund Shares by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive Acquiring Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.



1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

       The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8    TERMINATION.   The  Acquired  Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                                      ARTICLE*II



                                                       VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.



2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund Shares by (y) the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

                                                      ARTICLE*III



                                               CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about April 11, 2008, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.



3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                                      ARTICLE*IV



                                            REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS  OF  THE  ACQUIRED  FUND.   The  Trust,  on behalf of the
Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

   a) The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

   b) The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

   c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

   e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

   f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

   g) The audited financial statements of the Acquired Fund as of July 31, 2007, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

   h) The unaudited financial statements of the Acquired Fund as of January 31, 2007, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

   i) Since the date of the financial statements referred to in paragraph (g) and (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

   j) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

   k) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

   l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances of which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

   m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

   n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

   o) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.



   p) The Acquired Fund has qualified and elected to be treated as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.



   q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2    REPRESENTATIONS OF THE  ACQUIRING  FUND.   The  Trust,  on  behalf of the
Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

   a) The Acquiring Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

   b) The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

   c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

   d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

   e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

   f) The financial statements of the Acquiring Fund as of July 31, 2007 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

   g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

   h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

   i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

   j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

   k) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

   l) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

   m) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.



   n) The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.



   o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

   p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                                       ARTICLE*I



                                        COVENANTS OF THE ACQUIRING FUND AND THE
                                                     ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust's Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 DECLARATION AND PAYMENTS OF DIVIDENDS. On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

                                                      ARTICLE*II



                                        CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                                   THE ACQUIRED FUND

       The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

                                                      ARTICLE*III



                                        CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                                  THE ACQUIRING FUND

       The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

                                                      ARTICLE*IV



                                            FURTHER CONDITIONS PRECEDENT TO
                                                  OBLIGATIONS OF THE

                                           ACQUIRING FUND AND ACQUIRED FUND

       If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The   parties   shall  have  received  an  opinion  of  Reed  Smith   LLP
substantially to the effect that for federal income tax purposes:

   a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

   b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

   c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

   d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

   e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefore were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

   f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

       Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                                                       ARTICLE*I



                                                       EXPENSES

Federated Investment Management Company or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization, provided, however, that Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation:
(a) expenses  associated with the preparation and filing of the Proxy Materials;
(b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

                                                      ARTICLE*II



                                       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                                      ARTICLE*III



                                                      TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or before the Closing Date due to:

   a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

   b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

   c) a determination by a party's Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Trust, or the Acquired Fund, respectively, and notice given to the other party hereto.



In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or the Trust, or their respective directors, trustees or officers, to the other party or its directors, trustees or officers.



                                                       ARTICLE*I



                                                      AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                                      ARTICLE*II



                                        HEADINGS; COUNTERPARTS; GOVERNING LAW;
                                                      ASSIGNMENT;

                                                LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Funds, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Funds and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquired Fund as provided in the Trust's Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                        MONEY MARKET OBLIGATIONS TRUST
                                        on behalf of its portfolio,
                                        Liquid Cash Trust



                                        John W. McGonigle, Secretary



                                        MONEY MARKET OBLIGATIONS TRUST
                                        on behalf of its portfolio,
                                        Government Obligations Fund



                                        John W. McGonigle, Secretary

LIQUID CASH TRUST

 (A Portfolio of Money Market Obligations Trust)
Supplement to Prospectus dated September 30, 2007

       1. A Special Meeting of Shareholders of Liquid Cash Trust will be held at 5800 Corporate Drive,
Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time) on April 4,
2008.  At this meeting,       shareholders will be asked to vote on the
following matters:

To approve or disapprove a proposed Agreement and Plan of Reorganization (the "Reorganization") pursuant to which Government Obligations Fund, also a portfolio of Money Market Obligations Trust, would acquire all of the assets of Liquid Cash Trust in exchange for Institutional Shares of Government Obligations Fund to be distributed pro rata by Liquid Cash Trust in complete liquidation and termination of Liquid Cash Trust.

The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.

                If approved by shareholders, this Reorganization will take effect on or about April 11, 2008.
                Shareholders will be notified if the Reorganization is not approved.

                Please keep this supplement for your records.




                                                             February 15, 2008





Cusip 60934N757
37886 (9/08)

CUSIP 60934N757
37862 (2/08)

                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 15, 2008


                          ACQUISITION OF THE ASSETS OF

                               LIQUID CASH TRUST,
                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400

                 BY AND IN EXCHANGE FOR INSTITUTIONAL SHARES OF

                          GOVERNMENT OBLIGATIONS FUND,
                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400

















This Statement of Additional Information dated February 15, 2008, is not a prospectus. A Prospectus/Proxy Statement dated February 15, 2008, related to the above-referenced matter may be obtained from Liquid Cash Trust by writing or calling Liquid Cash Trust at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                               TABLE OF CONTENTS

1. Statement of Additional Information of Government Obligations Fund, a portfolio of Money Market Obligations Trust, dated September 30, 2007.

2. Statement of Additional Information of Liquid Cash Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2007.


3.Audited Financial Statements of Government Obligations Fund, a portfolio of Money Market Obligations Trust, dated July 31, 2007.

4. Audited Financial Statements of Liquid Cash Trust, a portfolio of Money Market Obligations Trust, dated July 31, 2007.


Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared because the net asset value of the company being acquired does not exceed ten percent of Government Obligations Fund's net asset value, measured as of December 10, 2007.

                     INFORMATION INCORPORATED BY REFERENCE

      The Statement of Additional Information of Government Obligations Fund, a portfolio of Money Market Obligations Trust, dated September 30, 2007, is incorporated by reference to Money Market Obligations Trust's Post-Effective Amendment No. 90 to its Registration Statement on Form N-1A (File No. 811-5950), which was filed with the Securities and Exchange Commission on or about September 28, 2007. A copy may be obtained from Money Market Obligations Trust at 1-800-341-7400.

      The Statement of Additional Information of Liquid Cash Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2007, is incorporated by reference to Money Market Obligations Trust's Post-Effective Amendment No. 90 to its Registration Statement on Form N-1A (File No. 811-5950), which was filed with the Securities and Exchange Commission on or about September 28, 2007. A copy may be obtained from Money Market Obligations Trust at 1-800-341-7400.

      The  audited  financial  statements  of  Government  Obligations  Fund,  a
portfolio  of   Money  Market  Obligations  Trust,  dated  July  31,  2007,  are incorporated by reference to the Annual Report to shareholders of Government Obligations Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 28, 2007.

      The audited financial statements of Liquid Cash Trust, a portfolio of Money Market Obligations Trust, dated July 31, 2007, are incorporated by reference to the Annual Report to shareholders of Liquid Cash Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 28, 2007.

                               LIQUID CASH TRUST
                A PORTFOLIO OF  MONEY MARKET OBLIGATIONS TRUST



INVESTMENT ADVISER
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

DISTRIBUTOR
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779


ADMINISTRATOR
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

                         MONEY MARKET OBLIGATIONS TRUST

                               LIQUID CASH TRUST



           Proxy for Special Meeting of Shareholders - April 4, 2008

KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF LIQUID CASH TRUST, A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY APPOINTS EACH OF LESLIE K. ROSS, CATHERINE RYAN, MARK THOMPSON, ERIN DUGAN AND TARA RAPOSA, COLLECTIVELY OR INDIVIDUALLY, AS HIS OR HER ATTORNEY-IN-FACT AND PROXY, WITH THE POWER OF SUBSTITUTION OF EACH, TO VOTE AND ACT WITH RESPECT TO ALL SHARES OF LIQUID CASH TRUST, WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "SPECIAL MEETING") TO BE HELD ON APRIL 4, 2008, AT THE PRINCIPAL EXECUTIVE OFFICES OF THE TRUST AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M., AND AT ANY ADJOURNMENT THEREOF.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at  hand.
2) Call 1-800-690-6903
3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.
TO VOTE BY INTERNET
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyweb.com
3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions.
TO VOTE BY MAIL
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

After careful consideration, the Board of Trustees of the Trust unanimously approved each of the prosposals listed below and recommended that shareholders vote "for" each proposal.

Proposal 1.
To approve a proposed Agreement and Plan of Reorganization pursuant to which Government Obligations Fund, a portfolio of the Trust, would acquire all of the assets of Liquid Cash Trust, also a portfolio of the Trust, in exchange solely for Institutional Shares of Government Obligations Fund, to be distributed pro rata by Liquid Cash Trust to its shareholders, in complete termination and liquidation of Liquid Cash Trust.
FOR               [   ]
AGAINST           [   ]
ABSTAIN           [   ]


Proposal 2.
To grant the proxies the authority to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.
FOR               [   ]
AGAINST           [   ]
ABSTAIN           [   ]


I.    YOUR VOTE IS IMPORTANT

                                                 PLEASE COMPLETE, SIGN AND
                                                 RETURN
                                                 THIS CARD AS SOON AS POSSIBLE.




                                                 DATED

                                                 SIGNATURE

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.












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